Exhibit 99.1

Vroom Announces Third Quarter 2025 Results

Continued Investment in our Long-Term Strategic Plan

NEW YORK – November 10, 2025 – Vroom, Inc. (Nasdaq:VRM) today announced financial results for the third quarter ended September 30, 2025.

HIGHLIGHTS OF THIRD QUARTER 2025

•
$59.2 million consolidated total available liquidity(1) as of September 30, 2025, consisting of:
o
$12.4 million cash and cash equivalents
o
$11.8 million of liquidity available to UACC under the warehouse credit facilities
o
$35.0 million of available liquidity from delayed draw facility, further strengthening our liquidity position to execute our long-term strategy
•
$(27.1) million net loss from continuing operations for the three months ended September 30, 2025
•
$(25.7) million adjusted net loss(2) for the three months ended September 30, 2025
o
$(15.3) million unfavorable mark-to-market for the three months ended September 30, 2025 on the fair value portfolio
o
$4.5 million favorable mark-to-market year to date on the fair value portfolio
•
$94.3 million improvement in net loss and $66.8 million improvement in adjusted net loss(2) for the trailing twelve months ended September 30, 2025 compared to trailing twelve months ended September 30, 2024
•
Stockholders' equity was $126.6 million as of September 30, 2025 and tangible book value(3) was $113.8 million as of September 30, 2025
•
Full year expectations are in line with our original beginning of the year adjusted net loss plan of approximately $(56) million, prior to favorable mark-to-market movement in Q1 2025, now substantially offset by unfavorable mark-to-market movement in Q3 2025

(1)

Total available liquidity is a non-GAAP measure and represents $12.4 million of unrestricted cash and cash equivalents, as well as $11.8 million of availability from warehouse credit facilities and $35.0 million of availability from delayed draw facility

(2)	Adjusted net income (loss) is a non-GAAP measure. For definitions and a reconciliation to the most comparable GAAP measure, please see Non-GAAP Financial Measures section below.
(3)	Tangible book value is a non-GAAP measure and represents total stockholders' equity of $126.6 million, excluding intangible assets of $12.8 million as of September 30, 2025.

Tom Shortt, Chief Executive Officer of Vroom, said, “In the third quarter of 2025, our net loss and adjusted net loss decreased year-over-year, driven by our continued focus on our Long-Term Strategic Plan. During the third quarter, our team significantly improved our business intelligence engine and modernized our credit decision engine.”

Fresh Start Accounting

As a result of emerging from a voluntary proceeding (the “Prepackaged Chapter 11 Case”) under Chapter 11 of the United States Code, 11 U.S.C. §§ 101-1532, as amended from time to time, on January 14, 2025, (the "Effective Date") and qualifying for the application of fresh-start accounting, at the Effective Date, Vroom’s assets and liabilities were recorded at their estimated fair values which, in some cases, are significantly different than amounts included in our financial statements prior to the Effective Date. Accordingly, our condensed consolidated financial statements after the Effective Date are not comparable with our condensed consolidated financial statements on or before that date. References to “Successor” relate to our financial position and results of operations after the Effective Date. References to “Predecessor” refer to our financial position and results of operations on or before the Effective Date.

The combined results (referenced as “Non-GAAP Combined” or “Combined”) for the nine months ended September 30, 2025, represent the sum of the reported amounts for the Predecessor period from January 1, 2025, through January 14, 2025, and the Successor period from January 15, 2025, through September 30, 2025. These combined results are not considered to be prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined nine months ended September 30, 2025, (prepared on a Non-GAAP basis) and nine months ended September 30, 2024, (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

THIRD QUARTER 2025 FINANCIAL DISCUSSION

All financial comparisons are on a year-over-year basis unless otherwise noted. The following financial information is unaudited.

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024	$ Change
		(in thousands)
Interest income	$44,829	$50,213	$(5,384)

Interest expense:
Warehouse credit facility	4,544	6,251	(1,707)
Securitization debt	8,771	9,096	(325)
Total interest expense	13,315	15,347	(2,032)
Net interest income	31,514	34,866	(3,352)

Realized and unrealized losses, net of recoveries	43,202	38,346	4,856
Net interest income after losses and recoveries	(11,688)	(3,480)	(8,208)

Noninterest income:
Servicing income	1,088	1,495	(407)
Warranties and GAP income (loss), net	3,152	3,917	(765)
CarStory revenue	1,347	2,890	(1,543)
Other income	3,924	2,419	1,505
Total noninterest income	9,511	10,721	(1,210)

Expenses:
Compensation and benefits	16,287	25,365	(9,078)
Professional fees	1,538	1,587	(49)
Software and IT costs	3,062	3,360	(298)
Depreciation and amortization	998	7,105	(6,107)
Interest expense on corporate debt	706	1,601	(895)
Impairment charges	—	2,407	(2,407)
Other expenses	2,230	3,436	(1,206)
Total expenses	24,821	44,861	(20,040)

Loss from continuing operations before provision for income taxes	(26,998)	(37,620)	10,622
Provision (benefit) for income taxes from continuing operations	144	124	20
Net loss from continuing operations	$(27,142)	$(37,744)	$10,602
Net income (loss) from discontinued operations	$366	$(1,999)	$2,365
Net loss	$(26,776)	$(39,743)	$12,967

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,	Nine Months Ended September 30,	Non-GAAP
	2025	2025	2025	2024	$ Change
		(in thousands)
Interest income	$127,734	$7,183	$134,917	$153,152	$(18,235)

Interest expense:
Warehouse credit facility	12,421	1,017	13,438	22,708	(9,270)
Securitization debt	25,202	1,178	26,380	21,960	4,420
Total interest expense	37,623	2,195	39,818	44,668	(4,850)
Net interest income	90,111	4,988	95,099	108,484	(13,385)

Realized and unrealized losses, net of recoveries	73,802	6,792	80,594	87,894	(7,300)
Net interest income after losses and recoveries	16,309	(1,804)	14,505	20,590	(6,085)

Noninterest income:
Servicing income	3,601	192	3,793	5,101	(1,308)
Warranties and GAP income (loss), net	10,876	307	11,183	(4,347)	15,530
CarStory revenue	5,585	432	6,017	8,782	(2,765)
Other income	8,472	113	8,585	8,344	241
Total noninterest income	28,534	1,044	29,578	17,880	11,698

Expenses:
Compensation and benefits	53,445	2,823	56,268	76,651	(20,383)
Professional fees	8,898	297	9,195	6,418	2,777
Software and IT costs	8,884	457	9,341	12,018	(2,677)
Depreciation and amortization	2,315	1,057	3,372	21,963	(18,591)
Interest expense on corporate debt	1,884	176	2,060	4,541	(2,481)
Impairment charges	4,156	—	4,156	5,159	(1,003)
Other expenses	7,433	371	7,804	12,853	(5,049)
Total expenses	87,015	5,181	92,196	139,603	(47,407)

Loss from continuing operations before reorganization items and provision for income taxes	(42,172)	(5,941)	(48,113)	(101,133)	53,020
Reorganization items, net	—	51,036	51,036	—	51,036
Income (loss) from continuing operations before provision for income taxes	(42,172)	45,095	2,923	(101,133)	104,056
Provision for income taxes from continuing operations	353	5	358	393	(35)
Net income (loss) from continuing operations	$(42,525)	$45,090	$2,565	$(101,526)	$104,091
Net income (loss) from discontinued operations	$878	$(4)	$874	$(27,024)	$27,898
Net income (loss)	$(41,647)	$45,086	$3,439	$(128,550)	$131,989

Results by Segment

UACC

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024	Change	% Change
		(in thousands)
Interest income	$44,829	$50,801	$(5,972)	(11.8)%

Interest expense:
Warehouse credit facility	4,544	6,251	(1,707)	(27.3)%
Securitization debt	8,771	9,096	(325)	(3.6)%
Total interest expense	13,315	15,347	(2,032)	(13.2)%
Net interest income	31,514	35,454	(3,940)	(11.1)%

Realized and unrealized losses, net of recoveries	43,550	30,117	13,433	44.6%
Net interest income after losses and recoveries	(12,036)	5,337	(17,373)	(325.5)%

Noninterest income:
Servicing income	1,088	1,495	(407)	(27.2)%
Warranties and GAP income, net	2,855	2,074	781	37.7%
Other income	1,883	1,698	185	10.9%
Total noninterest income	5,826	5,267	559	10.6%

Expenses:
Compensation and benefits	14,072	19,819	(5,747)	(29.0)%
Professional fees	826	875	(49)	(5.6)%
Software and IT costs	2,502	2,346	156	6.6%
Depreciation and amortization	887	5,505	(4,618)	(83.9)%
Interest expense on corporate debt	664	681	(17)	(2.5)%
Impairment charges	—	2,407	(2,407)	(100.0)%
Other expenses	1,736	1,991	(255)	(12.8)%
Total expenses	20,687	33,624	(12,937)	(38.5)%

Benefit for income taxes from continuing operations	—	99	(99)	(100.0)%

Adjusted net loss	$(25,784)	$(19,857)	$(5,927)	29.8%

Stock compensation expense	$1,112	$834	$278	33.3%
Severance	$-	$20	$(20)	(100.0)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income	$127,734	$7,254	$134,988	$154,731	$(19,743)	(12.8)%

Interest expense:
Warehouse credit facility	12,421	1,017	13,438	22,708	(9,270)	(40.8)%
Securitization debt	25,202	1,178	26,380	21,960	4,420	20.1%
Total interest expense	37,623	2,195	39,818	44,668	(4,850)	(10.9)%
Net interest income	90,111	5,059	95,170	110,063	(14,893)	(13.5)%

Realized and unrealized losses, net of recoveries	75,123	7,647	82,770	77,460	5,310	6.9%
Net interest income (loss) after losses and recoveries	14,988	(2,588)	12,400	32,603	(20,203)	(62.0)%

Noninterest income:
Servicing income	3,601	192	3,793	5,101	(1,308)	(25.6)%
Warranties and GAP income, net	10,099	390	10,489	5,324	5,165	97.0%
Other income	6,096	66	6,162	6,266	(104)	(1.7)%
Total noninterest income	19,796	648	20,444	16,691	3,753	22.5%

Expenses:
Compensation and benefits	45,209	2,398	47,607	59,146	(11,539)	(19.5)%
Professional fees	5,328	172	5,500	2,326	3,174	136.5%
Software and IT costs	7,276	367	7,643	8,048	(405)	(5.0)%
Depreciation and amortization	1,994	817	2,811	17,156	(14,345)	(83.6)%
Interest expense on corporate debt	1,842	85	1,927	1,781	146	8.2%
Impairment charges	3,479	—	3,479	5,159	(1,680)	(32.6)%
Other expenses	5,558	262	5,820	7,569	(1,749)	(23.1)%
Total expenses	70,686	4,101	74,787	101,185	(26,398)	(26.1)%

Provision for income taxes from continuing operations	39	—	39	301	(262)	(87.0)%

Adjusted net loss	$(29,913)	$(5,910)	$(35,823)	$(44,652)	$8,829	19.8%

Stock compensation expense	$2,521	$127	$2,647	$1,867	$780	41.8%
Severance	$28	$4	$31	$513	$(482)	(93.9)%

CarStory

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$1,347	$2,890	$(1,543)	(53.4)%
Other income	35	199	(164)	(82.4)%
Total noninterest income	1,382	3,089	(1,707)	(55.3)%

Expenses:
Compensation and benefits	1,378	3,127	(1,749)	(55.9)%
Professional fees	(108)	(112)	4	3.6%
Software and IT costs	(4)	17	(21)	(123.5)%
Depreciation and amortization	111	1,600	(1,489)	(93.1)%
Other expenses	100	127	(27)	(21.3)%
Total expenses	1,477	4,759	(3,282)	(69.0)%

Provision for income taxes from continuing operations	24	25	(1)	(4.0)%

Adjusted net income (loss)	$(72)	$(1,636)	$1,564	95.6%

Stock compensation expense	$47	$59	$(12)	(20.6)%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Noninterest income:
CarStory revenue	$5,585	$432	$6,017	$8,782	$(2,765)	(31.5)%
Other income	132	13	145	562	(417)	(74.2)%
Total noninterest income	5,717	445	6,162	9,344	(3,182)	(34.1)%

Expenses:
Compensation and benefits	4,319	326	4,645	7,802	(3,157)	(40.5)%
Professional fees	(175)	13	(162)	90	(252)	(280.0)%
Software and IT costs	(1)	2	1	205	(204)	(99.5)%
Depreciation and amortization	321	240	561	4,807	(4,246)	(88.3)%
Other expenses	374	20	394	300	94	31.3%
Total expenses	4,838	601	5,439	13,204	(7,765)	(58.8)%

Provision for income taxes from continuing operations	73	5	78	92	(14)	(15.2)%

Adjusted net income (loss)	$890	$(153)	$737	$(3,618)	$4,355	120.4%

Stock compensation expense	$81	$8	$89	$334	$(246)	(73.5)%

Corporate

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024	Change	% Change
		(in thousands)
Interest expense	$—	$(588)	$588	100.0%

Realized and unrealized losses, net of recoveries	(348)	8,229	(8,577)	(104.2)%
Net interest loss after losses and recoveries	348	(8,817)	9,165	103.9%

Noninterest income:
Warranties and GAP income, net	297	1,843	(1,546)	(83.9)%
Other income	2,006	522	1,484	284.3%
Total noninterest income	2,303	2,365	(62)	(2.6)%

Expenses:
Compensation and benefits	837	2,419	(1,582)	(65.4)%
Professional fees	820	824	(4)	(0.5)%
Software and IT costs	564	997	(433)	(43.4)%
Interest expense on corporate debt	42	920	(878)	(95.4)%
Other expenses	394	1,318	(924)	(70.1)%
Total expenses	2,657	6,478	(3,821)	(59.0)%

Provision for income taxes from continuing operations	120	—	120	100.0%

	Successor	Predecessor	Non-GAAP Combined	Predecessor	Non-GAAP	Non-GAAP
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2025	2025	2024	Change	% Change
		(in thousands)
Interest income (expense)	$—	$(71)	$(71)	$(1,579)	$1,508	95.5%

Realized and unrealized losses (gains), net of recoveries	(1,321)	(855)	(2,176)	10,434	(12,610)	(120.9)%
Net interest income after losses and recoveries	1,321	784	2,105	(12,013)	14,119	117.5%

Noninterest (loss) income:
Warranties and GAP income (loss), net	777	(83)	694	(9,671)	10,365	107.2%
Other income	2,244	34	2,278	1,516	762	50.2%
Total noninterest (loss) income	3,021	(49)	2,972	(8,155)	11,127	136.4%

Expenses:
Compensation and benefits	3,917	99	4,016	9,703	(5,687)	(58.6)%
Professional fees	3,745	112	3,857	4,002	(145)	(3.6)%
Software and IT costs	1,609	88	1,697	3,765	(2,068)	(54.9)%
Interest expense on corporate debt	42	91	133	2,760	(2,627)	(95.2)%
Impairment expense	677	—	677	—	677	100.0%
Other expenses	1,501	89	1,590	4,984	(3,394)	(68.1)%
Total expenses	11,491	479	11,970	25,214	(13,244)	(52.5)%

Provision for income taxes from continuing operations	241	—	241	—	241	100.0%

Non-GAAP Financial Measures

In addition to our results determined in accordance with GAAP, we believe the following non-GAAP financial measures are useful in evaluating our operating performance: Adjusted net income (loss), total available liquidity, and tangible book value.

Adjusted net income (loss) is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. Because Adjusted net income (loss) facilitates internal comparisons of our historical operating performance on a more consistent basis, we use this measure for business planning purposes.

Tangible book value is calculated as stockholders' equity in accordance with GAAP, after subtracting intangible assets. A reconciliation of stockholders' equity to tangible book value is included above.

Total available liquidity represents unrestricted cash and cash equivalents, availability from warehouse credit facilities and availability from line of credit secured by residual certificates.

These non-GAAP measures have limitations as analytical tools because they do not reflect all of the amounts associated with our results of operations or liquidity as determined in accordance with GAAP. Additionally, they may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for those comparative purposes. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP. The presentation of these non-GAAP financial measures are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. We have reconciled these non-GAAP financial measures with the most directly comparable GAAP financial measures elsewhere herein.

Non-GAAP Combined Nine Months Ended September 30, 2025

Our financial results for the periods from January 1, 2025 through January 14, 2025 and the three and nine months ended September 30, 2024 are referred to as those of the “Predecessor” periods. Our financial results for the periods from January 15, 2025 through September 30, 2025 and the three months ended September 30, 2025 are referred to as those of the “Successor” periods. Our results of operations as reported in our Condensed Consolidated Financial Statements for these periods are prepared in accordance with GAAP. Although GAAP requires that we report our results for the period from January 1, 2025 through January 14, 2025 and the period from January 15, 2025 through September 30, 2025, separately, management views our operating results for the nine months ended September 30, 2025 by combining the results of the applicable Predecessor and Successor periods because such presentation provides the most meaningful comparison of our results to prior periods. We believe we cannot adequately benchmark the operating results of the period from January 15, 2025 through September 30, 2025 against any of the previous periods reported in our Condensed Consolidated Financial Statements without combining it with the period from January 1, 2025 through January 14, 2025 and we do not believe that reviewing the results of this period in isolation would be useful in identifying trends in or reaching conclusions regarding our overall operating performance. Management believes that the key performance metrics for the Successor period when combined with the Predecessor period provide more meaningful comparisons to other periods and are useful in identifying current business trends. Accordingly, in addition to presenting our results of operations as reported in our Condensed Consolidated Financial Statements in accordance with GAAP, the tables and discussion below also present the combined results for the nine months ended September 30, 2025. The combined results for the nine months ended September 30, 2025 represent the sum of the reported amounts for the Predecessor period from January 1, 2025 through January 14, 2025 and the Successor period from January 15, 2025 through September 30, 2025. These combined results are not considered to be prepared in accordance with GAAP and have not been prepared as pro forma results per applicable regulations. The combined operating results do not reflect the actual results we would have achieved absent our emergence from the Prepackaged Chapter 11 Case and are not necessarily indicative of future results. Accordingly, the results for the combined nine months ended September 30, 2025 (prepared on a Non-GAAP basis) and nine months ended September 30, 2024 (prepared on a GAAP basis) may not be comparable, particularly for statement of operations line items significantly impacted by the reorganization transactions and the impact of fresh start accounting.

Adjusted net loss

We calculate Adjusted net loss as net income (loss) from continuing operations adjusted for stock compensation expense, severance expense, bankruptcy costs (which represent professional fees incurred related to the bankruptcy prior to filing of the petition and post-emergence), reorganization items, net (which relate to certain charges incurred during the bankruptcy proceedings, such as legal and professional fees incurred directly as a result of the bankruptcy proceeding, the write-off of deferred financing costs and discount on debt subject to compromise and other related charges), operating lease right-of-use assets impairment and long-lived asset impairment charges.

The following table presents a reconciliation of Adjusted net income (loss) to net income (loss) from continuing operations, which is the most directly comparable GAAP measure (in thousands):

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024
Net loss from continuing operations	$(27,142)	$(37,744)
Adjusted to exclude the following:
Stock compensation expense	1,444	1,244
Severance expense	—	763
Impairment charges	—	2,407
Adjusted net loss	$(25,698)	$(33,330)

	Successor	Predecessor	Non-GAAP Combined	Predecessor
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,	Nine Months Ended September 30,
	2025	2025	2025	2024
		(in thousands)
Net income (loss) from continuing operations	$(42,525)	$45,090	$2,565	$(101,526)
Adjusted to exclude the following:
Stock compensation expense	3,771	144	3,915	5,014
Severance expense	388	4	392	2,448
Bankruptcy costs (post-emergence)	913	—	913	—
Reorganization items, net	—	(51,036)	(51,036)	—
Impairment charges	4,156	—	4,156	5,159
Adjusted net loss	$(33,297)	$(5,798)	$(39,095)	$(88,905)

	Successor	Successor	Successor	Predecessor	Non-GAAP Combined	Predecessor	Predecessor	Predecessor	Predecessor	Predecessor
	Period from July 1 through September 30,	Period from April 1 through June 30,	Period from January 15 through March 31,	Period from January 1 through January 14,	Three Months Ended March 31,	Three Months Ended December 31,	Three Months Ended September 30,	Three Months Ended June 30,	Three Months Ended March 31,	Three Months Ended December 31,
	2025	2025	2025	2025	2025	2024	2024	2024	2024	2023

Net income (loss) from continuing operations	(27,142)	(8,932)	(6,450)	45,090	38,640	(36,716)	(37,744)	(19,104)	(44,676)	(26,904)
Stock compensation expense	1,444	1,836	491	144	635	935	1,244	2,446	1,324	1,767
Severance expense	-	367	21	4	25	287	763	1,685	-	-
Bankruptcy costs (post-emergence)	-	-	913	-	913	3,582	-	-	-	-
Reorganization items, net	-	-	-	(51,036)	(51,036)	5,564	-	-	-	-
Gain on extinguishment of debt	-	-	-	-	-	-	-	-	-	(18,238)
Impairment charges	-	-	4,156	-	4,156	-	2,407	-	2,752	-
Adjusted Net Loss	(25,698)	(6,729)	(869)	(5,798)	(6,667)	(26,348)	(33,330)	(14,973)	(40,600)	(43,375)

About Vroom (Nasdaq: VRM)

Vroom owns and operates United Auto Credit Corporation (UACC), a leading indirect automotive lender serving the independent and franchise dealer market nationwide, and CarStory, a leader in AI-powered analytics and digital services for automotive retail. Prior to January 2024, Vroom also operated an end-to-end ecommerce platform to buy and sell used vehicles. Pursuant to its previously announced Value Maximization Plan, Vroom discontinued its ecommerce operations and used vehicle dealership business.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our internal adjusted net income plan, the restructuring, including its impact and intended benefits, our strategic initiatives and long-term strategy, future results of operations and financial position, adjusted net income (loss) and our total available liquidity, and the timing of any of the foregoing. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For factors that could cause actual results to differ materially from the forward-looking statements in this press release, please see the risks and uncertainties identified under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2024, which is available on our Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Investor Relations:

Vroom

Jon Sandison

investors@vroom.com

VROOM, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	As of September 30,	As of December 31,
	2025	2024
ASSETS
Cash and cash equivalents	$12,412	$29,343
Restricted cash (including restricted cash of consolidated VIEs of $54.3 million and $48.1 million, respectively)	55,026	49,026
Finance receivables at fair value (including finance receivables of consolidated VIEs of $794.6 million and $467.3 million, respectively)	817,711	503,848
Finance receivables held for sale, net (including finance receivables of consolidated VIEs of $0.0 and $310.0 million, respectively)	—	318,192
Interest receivable (including interest receivables of consolidated VIEs of $12.5 million and $13.3 million, respectively)	12,825	14,067
Property and equipment, net	5,636	4,064
Intangible assets, net	12,846	104,869
Operating lease right-of-use assets	6,065	6,872
Other assets (including other assets of consolidated VIEs of $11.6 million and $10.8 million, respectively)	26,667	35,472
Assets from discontinued operations	—	943
Total assets	$949,188	$1,066,696
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Warehouse credit facilities of consolidated VIEs	$269,773	$359,912
Long-term debt (including securitization debt of consolidated VIEs of $458.9 million at fair value as of September 30, 2025 and $210.7 million at amortized cost and $142.6 million at fair value as of December 31, 2024)	492,144	381,366
Related party note (Note 11)	10,000	—
Operating lease liabilities	9,455	11,065
Other liabilities (including other liabilities of consolidated VIEs of $16.5 million and $13.8 million, respectively)	41,016	49,699
Liabilities subject to compromise (Note 6)	—	291,577
Liabilities from discontinued operations	188	4,022
Total liabilities	822,576	1,097,641
Commitments and contingencies (Note 12)
Stockholders’ equity (deficit):
Common stock, $0.001 par value; 250,000,000 shares authorized as of September 30, 2025 and 500,000,000 shares authorized as of December 31, 2024; 5,199,599 and 1,822,532 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively	5	2
Additional paid-in-capital	168,253	2,094,889
Accumulated deficit	(41,646)	(2,125,836)
Total stockholders’ equity (deficit)	126,612	(30,945)
Total liabilities and stockholders’ equity (deficit)	$949,188	$1,066,696

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Three Months Ended September 30,	Three Months Ended September 30,
	2025	2024
Interest income	$44,829	$50,213

Interest expense:
Warehouse credit facility	4,544	6,251
Securitization debt	8,771	9,096
Total interest expense	13,315	15,347
Net interest income	31,514	34,866

Realized and unrealized losses, net of recoveries	43,202	38,346
Net interest income after losses and recoveries	(11,688)	(3,480)

Noninterest income:
Servicing income	1,088	1,495
Warranties and GAP income, net	3,152	3,917
CarStory revenue	1,347	2,890
Other income	3,924	2,419
Total noninterest income	9,511	10,721

Expenses:
Compensation and benefits	16,287	25,365
Professional fees	1,538	1,587
Software and IT costs	3,062	3,360
Depreciation and amortization	998	7,105
Interest expense on corporate debt	706	1,601
Impairment charges	—	2,407
Other expenses	2,230	3,436
Total expenses	24,821	44,861

Loss from continuing operations before provision for income taxes	(26,998)	(37,620)
Provision for income taxes from continuing operations	144	124
Net loss from continuing operations	$(27,142)	$(37,744)
Net income (loss) from discontinued operations	$366	$(1,999)
Net loss	$(26,776)	$(39,743)
Net loss per share attributable to common stockholders, continuing operations, basic and diluted	$(5.22)	$(20.88)
Net income (loss) per share attributable to common stockholders, discontinued operations, basic and diluted	$0.07	$(1.11)
Total net loss per share attributable to common stockholders, basic and diluted	$(5.15)	$(21.99)
Weighted-average number of shares outstanding used to compute net loss per share attributable to common stockholders, basic and diluted	5,199,581	1,807,398

VROOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (continued)

(in thousands, except share and per share amounts)

(unaudited)

	Successor	Predecessor
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,
	2025	2025	2024
Interest income	$127,734	$7,183	$153,152

Interest expense:
Warehouse credit facility	12,421	1,017	22,708
Securitization debt	25,202	1,178	21,960
Total interest expense	37,623	2,195	44,668
Net interest income	90,111	4,988	108,484

Realized and unrealized losses, net of recoveries	73,802	6,792	87,894
Net interest income (loss) after losses and recoveries	16,309	(1,804)	20,590

Noninterest income:
Servicing income	3,601	192	5,101
Warranties and GAP income (loss), net	10,876	307	(4,347)
CarStory revenue	5,585	432	8,782
Other income	8,472	113	8,344
Total noninterest income	28,534	1,044	17,880

Expenses:
Compensation and benefits	53,445	2,823	76,651
Professional fees	8,898	297	6,418
Software and IT costs	8,884	457	12,018
Depreciation and amortization	2,315	1,057	21,963
Interest expense on corporate debt	1,884	176	4,541
Impairment charges	4,156	—	5,159
Other expenses	7,433	371	12,853
Total expenses	87,015	5,181	139,603

Loss from continuing operations before reorganization items and provision for income taxes	(42,172)	(5,941)	(101,133)
Reorganization items, net	—	51,036	—
(Loss) income from continuing operations before provision for income taxes	(42,172)	45,095	(101,133)
Provision for income taxes from continuing operations	353	5	393
Net income (loss) from continuing operations	$(42,525)	$45,090	$(101,526)
Net income (loss) from discontinued operations	878	(4)	(27,024)
Net (loss) income	$(41,647)	$45,086	$(128,550)

	Successor	Predecessor
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,
	2025	2025	2024
Net (loss) income per share attributable to common stockholders, basic:
Continuing operations	(8.21)	24.74	(56.38)
Discontinued operations	0.17	(0.00)	(15.01)
Basic	$(8.04)	$24.74	$(71.39)
Net (loss) income per share attributable to common stockholders, diluted:
Continuing operations	(8.21)	23.89	(56.38)
Discontinued operations	0.17	(0.00)	(15.01)
Diluted	$(8.04)	$23.89	$(71.39)
Weighted-average number of shares outstanding used to compute net (loss) income per share attributable to common stockholders:
Basic	5,179,023	1,822,541	1,800,729
Diluted	5,179,023	1,887,371	1,800,729

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Successor	Predecessor
	Period from January 15 through September 30,	Period from January 1 through January 14,	Nine Months Ended September 30,
	2025	2025	2024
Operating activities
Net (loss) income from continuing operations	$(42,525)	$45,090	$(101,526)
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Impairment charges	4,156	—	5,159
Profit share receivable	(260)	—	10,899
Depreciation and amortization	2,315	1,057	21,963
Losses on finance receivables and securitization debt, net	85,752	4,762	96,556
Losses on Warranties and GAP	5,416	407	6,226
Stock-based compensation expense	3,771	144	4,949
Provision to record finance receivables held for sale at lower of cost or fair value	—	—	(3,586)
Amortization of unearned discounts on finance receivables at fair value	—	(416)	(12,674)
Non-cash reorganization items, net	—	(51,741)	—
Other, net	(967)	193	(534)
Changes in operating assets and liabilities:
Finance receivables, held for sale
Originations of finance receivables, held for sale	—	(14,337)	(322,967)
Principal payments received on finance receivables, held for sale	—	6,481	133,920
Other	—	169	1,243
Interest receivable	1,406	(164)	460
Other assets	1,336	5,178	13,955
Other liabilities	(4,046)	(2,627)	(8,197)
Net cash provided by (used in) operating activities from continuing operations	56,354	(5,804)	(154,154)
Net cash (used in) provided by operating activities from discontinued operations	(2,446)	(207)	79,257
Net cash provided by (used in) operating activities	53,908	(6,011)	(74,897)
Investing activities
Finance receivables, held for investment at fair value
Purchases of finance receivables, held for investment at fair value	(319,736)	—	—
Principal payments received on finance receivables, held for investment at fair value	239,198	2,985	92,217
Principal payments received on beneficial interests	1,135	147	1,953
Purchase of property and equipment	(5,394)	(151)	(2,111)
Net cash (used in) provided by investing activities from continuing operations	(84,797)	2,981	92,059
Net cash provided by investing activities from discontinued operations	637	—	15,908
Net cash (used in) provided by investing activities	(84,160)	2,981	107,967
Financing activities
Proceeds from borrowings under secured financing agreements	307,780	—	296,145
Principal repayment under secured financing agreements	(191,617)	(16,676)	(194,746)
Proceeds from financing of beneficial interests in securitizations	16,223	—	15,821
Principal repayments of financing of beneficial interests in securitizations	(10,335)	(1,028)	(9,958)
Proceeds from warehouse credit facilities	256,000	11,900	257,200
Repayments of warehouse credit facilities	(349,945)	(8,094)	(356,656)
Proceeds from issuance of related party note	10,000	—	—
Other financing activities	(1,857)	—	(356)
Net cash provided by (used in) financing activities from continuing operations	36,249	(13,898)	7,450
Net cash used in financing activities from discontinued operations	—	—	(151,178)
Net cash provided by (used in) financing activities	36,249	(13,898)	(143,728)
Net increase (decrease) in cash, cash equivalents and restricted cash	5,997	(16,928)	(110,658)
Cash, cash equivalents and restricted cash at the beginning of period	61,441	78,369	208,819
Cash, cash equivalents and restricted cash at the end of period	$67,438	$61,441	$98,161

VROOM, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)

(in thousands)

(unaudited)

Supplemental disclosure of cash flow information:
Cash paid for interest	$35,078	$4,534	$43,669
Cash paid for reorganization items, net	$—	$1,705	$—
Cash paid for income taxes	$—	$—	$351